FINAL FORM

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[**]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

WAIVER, AMENDMENT AND JOINDER AGREEMENT

This WAIVER, AMENDMENT AND JOINDER AGREEMENT dated as of June 16, 2025 (this “Agreement”) is entered into by and between Fold Holdings, Inc., a Delaware corporation (the “Company”), Fold, Inc., a Delaware corporation (the “Subsidiary”), and the undersigned holder (the “Holder”). Capitalized terms not defined herein shall have the meaning as set forth in the Existing Securities Purchase Agreement (as defined below).

WHEREAS, reference is hereby made to (A) that certain Securities Purchase Agreement, dated as of December 24, 2024, by and between the Subsidiary and the Holder, (the “Existing Securities Purchase Agreement”), pursuant to which, among other things, the Subsidiary issued (i) that certain Senior Secured Convertible Note to the Holder on December 24, 2024, which was exchanged into that certain Senior Secured Convertible Note issued by the Company, in the form attached hereto as Exhibit A, on February 14, 2025, concurrently with the Business Combination Closing (the “Existing Note”) and (ii) (a) that certain Series A Warrant, (b) that certain Series B Warrant and (c) that certain Series C Warrant, each of which were initially issued by the Subsidiary to the Holder on December 24, 2024, and subsequently exchanged into Warrants to Purchase Common Stock of the Company, in the forms attached hereto as Exhibit B-1, Exhibit B-2, and Exhibit B-3 (collectively, the “Existing Warrants”), respectively, on February 14, 2025, concurrently with the Business Combination Closing, and (B) that certain Pledge and Security Agreement, dated as of December 24, 2024, by and among the Holder, as collateral agent, and the Subsidiary, as debtor (the “Existing Security Agreement”);

WHEREAS, the parties desire to amend or waive, as applicable, certain provisions of the Existing Securities Purchase Agreement, the Existing Security Agreement, the Existing Note, and the Existing Warrants, as set forth in greater detail and subject to the terms and conditions outlined in this Agreement; and

WHEREAS, prior to the Effective Time, the Existing Note was an obligation of the Subsidiary, in connection with the transactions contemplated hereby, the Company and the Subsidiary, as applicable, are hereby obligated to deliver the final, executed Existing Note and Existing Warrants to complete the exchange of such securities together with a joinder and amendment to the Existing Security Agreement and a Guaranty in the form attached hereto as Exhibit D (the “Guaranty”), and in accordance with the terms of the Existing Security Agreement, the Company shall concurrently deliver to the Holder, as collateral agent thereunder, appropriate financing statements on Form UCC-1 (the “Financing Statements”) to be duly filed in such office or offices as may be necessary or, in the opinion of the Holder, as collateral agent for the Buyers, desirable to perfect the security interest purported to be created by such agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.
Amendments; Ratifications; Joinder.
(a)
As of the Effective Time, the Existing Securities Purchase Agreement is hereby amended as follows:

(i)
The defined term “Transaction Documents” (as defined in the Existing Securities Purchase Agreement) is hereby amended to include this Agreement.
(ii)
The defined term “Excluded Securities” (as defined in the Existing Securities Purchase Agreement) is hereby amended to include shares of Common Stock issued pursuant to a definitive agreement with respect to an “equity line of credit” transaction with an institutional investor, dated as of June 16, 2025 (the “ELOC”).
(iii)
The Existing Securities Purchase Agreement is hereby amended by amending and restating the first sentence of Section 4(l) thereof as follows:

“So long as any Notes remain outstanding, the Company and each Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction (other than a Permitted ATM and/or a Permitted Treasury Indebtedness (as defined in the Notes) and/or, solely if prior to the Business Combination Closing Date, Permitted SAFE Notes (as defined in the Notes) and/or the ELOC) or the Amended Existing SAFEs (as defined below).”

(b)
As of the Effective Time, (i) the terms and provisions of the Existing Security Agreement are hereby amended in accordance with Exhibit C-1 attached hereto by (A) deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~), (B) inserting the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), and (C) moving the green stricken text to where shown in the green double-underlined text (indicated textually in the same manner as the following example: double-underlined green text), in each case, in the place where such text appears therein, such that immediately after giving effect to this Agreement, the Existing Security Agreement will read as set forth in Exhibit C-1, and (ii) Schedule I and Schedule III attached to the Existing Security Agreement are hereby amended by deleting such Schedules in their entirety and replacing them with the Schedules attached hereto as Exhibit C-2 to this Agreement. For the avoidance of doubt, except as so modified by this Agreement, Schedules and Exhibits to the Existing Security Agreement shall remain in the form attached to the Existing Security Agreement.
(c)
As of the Effective Time, the Existing Securities Purchase Agreement as amended hereby (the “Amended Securities Purchase Agreement”) and the Existing Security Agreement as amended hereby (the “Amended Security Agreement”), is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof: (i) all references in the Existing Securities Purchase Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Existing Securities Purchase Agreement shall mean the Amended Securities Purchase Agreement, and (ii) all references in the other Transaction Documents, to the “Securities Purchase Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Securities Purchase Agreement shall mean the Amended Securities Purchase Agreement.
2.
Waivers. Except as otherwise expressly provided herein, as of the Effective Time, the Holder hereby waives, on behalf of itself and its successors and assigns, in part, (a) the definition of “Excluded Securities” in Section 32(hh) of the Existing Note and Section 19(t) of the Existing Warrants, such that the shares of Common Stock issued pursuant to the ELOC shall be deemed to be “Excluded Securities” under each of the Existing Note and the Existing Warrants (the “Antidilution Waiver”); (b)

the definition of Interest Date (as defined in the Existing Note) in Section 2(a) of the Existing Note, such that the definition of Interest Date therein shall be deemed to be extended from the first (1st) Trading Day (as defined in the Existing Note) of each Fiscal Quarter (as defined in the Existing Note) to the fifth (5th) Business Day after the first (1st) Trading Day of each Fiscal Quarter (the “Interest Date Waiver”); (c) the definition of Expiration Date (as defined in the Series C Warrant), such that the definition of Expiration Date therein shall be deemed extended from February 14, 2026 to August 14, 2026 (the “Series C Warrant Expiration Date Waiver”, and together with the Antidilution Waiver and the Interest Date Waiver, the “Limited Waivers”).
3.
Joinder of the Company.
(a)
As of the Effective Time, the Company hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Company will be deemed to be a party to the Existing Security Agreement and a “Debtor” for all purposes under the Existing Security Agreement, and shall have all of the obligations of a “Debtor” as if it had executed the Existing Security Agreement. The Company hereby assumes all of the obligations of a “Debtor” under the Existing Security Agreement and ratifies and affirms, and agrees to be bound by, from and after the date hereof, each and every term, representation, warranty, covenant, condition and agreement set forth in the Existing Security Agreement applicable to a “Debtor” thereunder. Each reference to a “Debtor” in the Existing Security Agreement shall be deemed to include the Company.
(b)
Without limiting the generality of the foregoing, the Company hereby assigns and grants to Holder, as collateral agent for itself and on behalf of the Buyers, a security interest in all assets of the Company, now owned or hereafter acquired, including but not limited to the property of the Company described in clauses (a) through (o) of Section 1 of the Existing Security Agreement.
4.
Price Adjustments.
(a)
Conversion Price Adjustment. Pursuant to Section 7(g) of the Existing Note, the Company hereby provides the Holder with notice that the Company desires the Holder’s consent pursuant to Section 7(g) of the Existing Note, to lower the Conversion Price of the Existing Note for each date after the Effective Time (each, a “Conversion Price Reduction”), to $9.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events after the date hereof). Effective as of the date hereof, the Holder hereby consents to the Company effecting the Conversion Price Reduction, subject to the rules and regulations of the Principal Market.
(b)
Exercise Price Adjustment. Pursuant to Section 2(h) of the Series C Warrant, the Company hereby provides the Holder with notice that the Company desires the Holder’s consent pursuant to Section 2(h) of the Series C Warrant, to lower the Exercise Price of the Series C Warrant for each date after the Effective Time (each, a “Exercise Price Reduction”, together with the Conversion Price Reduction, the “Price Adjustments”), to $9.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events after the date hereof). Effective as of the date hereof, the Holder hereby consents to the Company effecting the Exercise Price Reduction, subject to the rules and regulations of the Principal Market.
5.
Restrictive Covenant. The Company hereby covenants and agrees that at any time the Company is required to deliver shares of Common Stock to the Holder (or its designee) pursuant to a Conversion Notice (as defined in the Existing Note), and the Company has not yet effected such delivery on or prior to such time of determination, then until such time as the Company shall have delivered such shares of Common Stock to the Holder (or its designee) the Company shall not consummate any withdrawal pursuant to any “equity line of credit” transaction.
6.
Effectiveness. For purposes of this Agreement, “Effective Time” means such time after (a) the Company, the Subsidiary and the Holder shall have duly executed and delivered this Agreement, (b) the Company shall have duly executed and delivered to the Holder the Existing Note and Existing Warrants (other than the Series B Warrant, which have been exercised in full prior to the date hereof), (c) the Subsidiary and the Holder shall have duly executed and delivered the Guaranty, and (d) the Company shall have duly delivered to the Holder the Financing Statements.
7.
Disclosure of Transactions and Other Material Information. Before 9:30 a.m., New York City time, on the fourth (4th) Trading Day following the date of this Agreement, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the form of the Agreements as an exhibit to such filing (including all attachments, the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Investor, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), except as required by applicable law and in any Resale Registration Statement, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing or exhibits to such filing, announcement, release or otherwise. The Holder agrees that this disclosure obligation sufficiently meets the Company’s obligations under Section 33 of the Existing Note.
8.
Fees. The Company shall reimburse (i) Kelley Drye & Warren, LLP, counsel to the Holder, in an aggregate non-accountable amount of $50,000 and (ii) Blank Rome LLP, counsel to the Holder, in an aggregate non-accountable amount of $25,000, in each case, for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement. On the date hereof, 30% of the legal fees to Kelley Drye & Warren, LLP and Blank Rome LLP shall each be paid, with the remaining 70% to be remitted to each law firm on or prior to forty-five (45) calendar days of the date hereof. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence.
9.
Miscellaneous. Sections 9 of the Securities Purchase Agreement is hereby incorporated by reference herein, mutatis mutandis. The parties agree that all notice and other requirements of the Existing Securities Purchase Agreement, including without limitation Section 4(w) thereof, have been met in connection with the execution and implementation of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

COMPANY:
Fold Holdings, Inc.
By: Will Reeves Name: Will Reeves Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUBSIDIARY:
Fold, Inc.
By: Will Reeves Name: Will Reeves Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

HOLDER: [**]
By: ** Name: ** Title: **

Exhibit A

Form of Existing Note

See attached.

Exhibit B-1

Form of Series A Warrant

See attached.

Exhibit B-2

Form of Series B Warrant

See attached.

Exhibit B-3

Form of Series C Warrant

See attached.

Exhibit C-1

Amended Security Agreement

See attached.

Exhibit C-2

Amended Security Agreement Schedules

See attached.

Exhibit D

Form of Guaranty

See attached.